EXHIBIT 99.1


              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE


     I, Ronald D. Sloan, the chief executive officer of Can-Cal Resources Ltd., certify that the Amended Quarterly Report on Form 10-QSB/A for the period ended March 31, 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB/A financial statements fairly presents, in all material respects, the financial condition and results of operations of Can-Cal Resources Ltd.

                                              /s/  Ronald D. Sloan
                                            ------------------------------------
                                            Ronald D. Sloan,
                                            Chief Executive Officer

                                            Date:  October 3, 2002


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              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE


I, Ronald D. Sloan, the chief financial officer of Can-Cal Resources Ltd., certify that the Amended Quarterly Report on Form 10-QSB/A for the period ended March 31, 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB/A financial statements fairly presents, in all material respects, the financial condition and results of operations of Can-Cal Resources Ltd.

                                              /s/  Ronald D. Sloan
                                            ------------------------------------
                                            Ronald D. Sloan,
                                            Chief Financial Officer

                                            Date:  October 3, 2002